[logo - Capital Research and Management(SM)]

ENDOWMENTS

INVESTMENTS FOR NONPROFIT INSTITUTIONS

Annual report for the year ended July 31, 2001



ENDOWMENTS is managed by Capital Research and Management Company, which also manages the 29 American Funds,(SM) the nation's third-largest mutual fund family. For seven decades, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

GROWTH AND INCOME PORTFOLIO seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.

BOND PORTFOLIO seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

Here are the total returns and average annual compound returns on a $50,000 investment with all distributions reinvested for periods ended June 30, 2001 (the most recent calendar quarter): Growth and Income Portfolio - 10 years:
+260.72%, or +13.69% a year; 5 years: +95.54%, or +14.35% a year; 12 months:
16.83%. Bond Portfolio - 10 years: +112.52%, or +7.83% a year; 5 years:
+39.67%, or +6.91% a year; 12 months: +11.14%.

Bond Portfolio's 30-day yield as of August 31, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 5.71%.


FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.
A COMMON LINK: You may have noticed a new Capital Research logo in the upper left corner of the cover. The interlocking boxes have been adopted by all The Capital Group Companies,(SM) of which we are a part. They signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.


ENDOWMENTS RESULTS
(for full fiscal years ending
7/31/76 through 7/31/01)

                      Growth and              Bond
                     Income Portfolio        Portfolio

1976                  +27.5%                  +12.1%
1977                  +6.5                    +12.6
1978                  +10.3                   +0.7
1979                  +10.2                   +7.0
1980                  +17.2                   +3.7
1981                  +15.2                   -4.6
1982                  -3.7                    +18.4
1983                  +56.0                   +24.0
1984                  -0.3                    +8.0
1985                  +30.4                   +20.6
1986                  +25.6                   +21.0
1987                  +20.1                   +4.4
1988                  -2.3                    +8.6
1989                  +23.2                   +13.7
1990                  +4.1                    +6.9
1991                  +15.0                   +10.8
1992                  +15.7                   +18.7
1993                  +10.0                   +11.7
1994                  +2.8                    -1.4
1995                  +18.6                   +8.0
1996                  +13.2                   +6.3
1997                  +38.4                   +10.8
1998                  +9.1                    +6.7
1999                  +18.2                   +1.7
2000                  -3.3                    +5.1
2001                  +18.2                   +12.7
Average annual
compound
return*               +14.5%                  +9.3%

*From July 25, 1975, when Capital Research and Management Company became the investment adviser of the funds' assets, through July 31, 2001.

Results show total returns measuring capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.


All of us at Capital Research and Management Company extend our deepest sympathies to everyone affected by the September 11 tragedy, especially the friends and families of the victims.



DEAR SHAREHOLDERS:

Fiscal 2001 was an outstanding year for shareholders in ENDOWMENTS. The Growth and Income Portfolio posted a gratifying gain this year in spite of a declining stock market. The Bond Portfolio also produced a strong return, as might be expected in a year marked by significant weakness in the U.S. economy.

GROWTH AND INCOME PORTFOLIO

For the 12 months ended July 31, 2001, the value of an investment in the Growth and Income Portfolio rose 18.2%. The Lipper Multi-Cap Value Funds Index posted a gain of 14.0%. In contrast, the unmanaged Standard & Poor's 500 Composite Index declined 14.3% over the same period.

As pleased as we are to report these results for the fund, it is also appropriate to note that this year's relative return is truly exceptional. The Growth and Income Portfolio's 32-percentage-point advantage over the S&P 500 is unparalleled in the fund's history, and is clearly unsustainable. Our investment approach remains unchanged and was uncommonly rewarded in the past 12 months.

One of the greatest speculative bubbles in investment history popped in March 2000. The share prices of many technology and Internet-related companies had been propelled upward over the course of several years, driven in many cases by nothing more than hopes and dreams. As technology stocks soared, most other sectors declined. That trend reversed in fiscal 2001. Technology, which had come to represent more than 30% of the S&P 500, declined almost 40% over the period. As a result, the S&P 500 has been declining since March 2000 while many non-tech sectors have risen.

This bifurcation in the broad market helps put the portfolio's 18% gain this year in perspective. As we might expect in such an investment environment, many of our holdings proved their worth. Among our largest holdings, the stocks of Philip Morris and J.C. Penney rose sharply. These had languished during the technology run-up. Our strong relative return was significantly enhanced by our limited exposure to the technology sector. For some time, we had felt that technology was overvalued. Our concern was reflected in the portfolio, which at the start of the fiscal year held just two percent of assets in technology companies.

Recently, a number of technology-related companies have caught our attention as their valuations have become more reasonable. We have been selectively increasing our tech holdings, buying the stocks of what we believe are real companies with solid long-term growth and earnings prospects. At the close of the fiscal year, technology accounted for roughly nine percent of assets, a position still below the weight of technology in the S&P 500.
All percentage gain/loss figures include reinvestment of distributions unless otherwise indicated.

[Begin Sidebar]
Our investment approach was uncommonly rewarded in the past 12 months. [End Sidebar]

Toward the end of the year, we trimmed our holdings in food and household products companies and other traditionally defensive sectors as those stocks appreciated. In similar fashion, we reduced positions in the insurance sector, which had risen some 30% over the year.

During the tech bubble, corporate America overspent and overexpanded. The slowdown in the economy has exposed these weaknesses. Though we are not yet technically in a recession, earnings have declined more than 20%. Many corporations are responding to this environment by reducing their dividends. Indeed, the magnitude of the decline in dividends on the S&P 500 is without precedent since World War II.

In addition to what is taking place in corporate America, yields on the fund's cash reserves have declined sharply due to the easing of short-term interest rates by the Federal Reserve Board. Furthermore, as noted above, we are redirecting some of the portfolio to stocks with lower yields but better long-term growth prospects. As a consequence, we anticipate that the fund's income dividend will be significantly reduced with the December 2001 payment. This is the first reduction in the dividend (after adjustment for capital gains) since 1992.

The percentage of net assets in equities was 81% on July 31, about where it was at the start of the fiscal year. The remaining 19% was held in interest-bearing cash equivalents.

BOND PORTFOLIO

The Bond Portfolio also ended fiscal 2001 with a strong gain. For shareholders who reinvested quarterly dividends totaling $1.16 a share, an income return of 7.5% supplemented some healthy capital appreciation. The result was a total return of 12.7%. During this same period, the average return of 178 corporate A-rated bond funds tracked by Lipper Inc. was 11.8%. The unmanaged Lehman Brothers Aggregate Bond Index returned 12.7%.

These results were achieved in an environment of economic uncertainty, diminished corporate profits and aggressive interest-rate cutting by the Federal Reserve. Economic data continued to confirm a slowdown in the U.S. economy over the period. In six moves since the start of 2001, the Fed reduced the federal funds rate (the interest rate that banks charge each other for overnight loans) a total of 2.75 percentage points. (A seventh cut, after the close of our fiscal period, further lowered the federal funds rate to 3.5%.) Corporate bonds did well over the period, despite a weak start at the beginning of the year. Under the pall of a gloomy economic outlook and declining corporate profitability, it took the Fed's easing of interest rates to spark some life into the corporate bond market. Since then, the yield spreads between corporate bonds and U.S. Treasuries have narrowed. In general, renewed investor focus on credit quality helped investment-grade corporate bonds in particular. U.S. Treasuries could not match the momentum of U.S. corporate bond issues and generally fared less well. In fiscal 2001, we increased our U.S. corporate holdings to just over 30% at year's end, up from 21% a year ago. We made room for our increase to holdings of corporate bonds by reducing our exposure to U.S. Treasuries from 26% a year ago to 18% at the close of fiscal 2001. Mortgage- and asset-backed issues posted modest gains. Mortgage-backed bonds accounted for 21% of the portfolio, roughly the same as a year ago, while holdings of asset-backed bonds remained constant as well.

The Bond Portfolio will modestly reduce its income dividend with the December 2001 payment, reflecting the declining market interest rates. This is the first reduction in the Bond Portfolio's dividend since 1996.

In total, the Bond Portfolio held a little more than 94% of net assets in bonds at the close of fiscal 2001. The remaining 6% was held in short-term investments and cash equivalents, down just slightly from 7% a year ago.
On page 5, you will find an article examining the investment research process that underlies the ENDOWMENTS portfolios. As always, we welcome your comments and questions. We look forward to reporting to you again in another six months.

Cordially,

/s/ Robert G. O'Donnell
Robert G. O'Donnell
Chairman of the Board

/s/ Frank L. Ellsworth
Frank L. Ellsworth
President

August 30, 2001


[Begin Sidebar]
The Bond Portfolio's results were achieved in an environment of economic uncertainty, diminished corporate profits, and aggressive interest-rate cutting by the Federal Reserve.
[End Sidebar]

The value of a long-term perspective
(Growth of a $50,000 investment under Capital Research and Management Company's stewardship, 7/25/75-7/31/01)


GROWTH AND INCOME PORTFOLIO
[mountain chart]

                      Growth                  Consumer
                         and                     Price
                      Income                     Index
                   Portfolio     S&P 500   (Inflation)
  7/25/1975 (2)      $50,000     $50,000       $50,000
  7/31/1975 (2)       49,770      49,698        50,000
       07/31/76       63,476      60,259        52,675
       07/31/77       67,590      60,067        56,273
       07/31/78       74,525      64,437        60,609
       07/31/79       82,131      70,034        67,435
       07/31/80       96,277      86,677        76,291
       07/31/81      110,942      97,866        84,502
       07/31/82      106,860      84,907        89,945
       07/31/83      166,726     135,231        92,159
       07/31/84      166,157     131,137        96,033
       07/31/85      216,736     173,608        99,446
       07/31/86      272,155     222,797       101,015
       07/31/87      326,885     310,482       104,982
       07/31/88      319,347     274,074       109,317
       07/31/89      393,501     361,297       114,760
       07/31/90      409,739     384,351       120,295
       07/31/91      471,326     433,537       125,646
       07/31/92      545,533     488,862       129,613
       07/31/93      600,349     531,334       133,210
       07/31/94      616,980     558,894       136,900
       07/31/95      731,561     704,369       140,683
       07/31/96      828,238     820,356       144,834
       07/31/97    1,146,270   1,247,855       148,063
       07/31/98    1,250,053   1,488,198       150,553
       07/31/99    1,477,674   1,788,606       153,782
       07/31/00    1,428,756   1,948,848       159,410
       07/31/01    1,689,218   1,670,056       163,745

AVERAGE ANNUAL COMPOUND RETURNS
(for periods ended July 31, 2001)

26 years    +14.49%/1/
10 years    +13.62
5 years     +15.32
12 months   +18.23
[end mountain chart]


BOND PORTFOLIO
[mountain chart]

                                  Lehman
                                Brothers      Consumer
                               Aggregate         Price
                        Bond        Bond         Index
                   Portfolio   Index (3)   (Inflation)
       07/25/75      $50,000     $50,000       $50,000
       07/31/75       50,064      50,000        50,000
       07/31/76       56,123      56,105        52,675
       07/31/77       63,169      62,334        56,273
       07/31/78       63,633      63,681        60,609
       07/31/79       68,078      67,930        67,435
       07/31/80       70,604      69,012        76,291
       07/31/81       67,372      65,555        84,502
       07/31/82       79,771      79,021        89,945
       07/31/83       98,881      96,331        92,159
       07/31/84      106,746     104,704        96,033
       07/31/85      128,775     129,742        99,446
       07/31/86      155,776     157,631       101,015
       07/31/87      162,649     164,747       104,982
       07/31/88      176,667     177,216       109,317
       07/31/89      200,841     204,165       114,760
       07/31/90      214,609     218,598       120,295
       07/31/91      237,739     241,995       125,646
       07/31/92      282,164     277,755       129,613
       07/31/93      315,292     305,997       133,210
       07/31/94      310,743     306,282       136,900
       07/31/95      335,522     337,244       140,683
       07/31/96      356,493     355,926       144,834
       07/31/97      395,088     394,236       148,063
       07/31/98      421,544     425,255       150,553
       07/31/99      428,913     435,840       153,782
       07/31/00      450,928     461,839       159,410
       07/31/01      508,076     520,457       163,745

AVERAGE ANNUAL COMPOUND RETURNS
(for periods ended July 31, 2001)

26 years     +9.32%/1/
10 years     +7.89
5 years      +7.34
12 months    +12.67
[end mountain chart]


/1/From 7/25/75, when Capital Research and Management Company became the investment adviser, through 7/31/01.

/2/The share value dipped below the $50,000 mark briefly in fiscal 1975 and 1976.

/3/Lehman Brothers Aggregate Bond Index did not exist until 12/31/75. For the period from 7/31/75 to 12/31/75, the Lehman Brothers Government/Credit Bond Index was used.

All results calculated with dividends and capital gains reinvested.

Sales charges do not apply to the Growth and Income Portfolio or the Bond Portfolio.

The indexes are unmanaged.

Past results are not predictive of future results.



THE INVESTMENT RESEARCH BEHIND ENDOWMENTS

The ENDOWMENTS portfolios are managed by Capital Research and Management Company, which is also the investment adviser to the 29 American Funds. For 70 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk. Each year, Capital Research devotes substantial resources to its investment research effort. Last year, that effort included more than 10,000 research visits in 45 countries.

The ENDOWMENTS portfolios are managed by five portfolio counselors. Robert O'Donnell, Claudia Huntington and Greg Johnson are the three portfolio counselors at the helm of the Growth and Income Portfolio. Abner Goldstine and John Smet lead the Bond Portfolio. Assets of each portfolio are divided into smaller, more manageable portions. Each portfolio counselor manages his or her portion independently, subject to investment objectives and overall guidelines. Alongside the portfolio counselors are more than 80 investment analysts, whose comprehensive and long-term research helps to locate promising opportunities and produce informed investment decisions.

This past June, four of the ENDOWMENTS' investment professionals shared their thoughts in a roundtable discussion about our equity and fixed-income research process, and the benefits the process brings to the ENDOWMENTS portfolios.

ROBERT O'DONNELL is the Chairman of ENDOWMENTS and one of three portfolio counselors in the Growth and Income Portfolio.

ABNER GOLDSTINE is one of two portfolio counselors in the Bond Portfolio.

JENNIFER HINMAN is a fixed-income research analyst who focuses on the electric utility industry.

KENT LUCAS is an equity research analyst who follows the automotive industry and many industrial companies.

[photo of Robert G. O'Donnell]
[Begin Caption]
Robert G. O'Donnell
Chairman and Portfolio Counselor
[End Caption]

[photo of Abner Goldstine]
[Begin Caption]
Abner Goldstine
Portfolio Counselor
[End Caption]

HOW DOES INVESTMENT RESEARCH AT CAPITAL BENEFIT THE ENDOWMENTS PORTFOLIOS?

BOB: In-depth research and analysis are the cornerstones of our investment approach. Our investment philosophy is simple: Buy the stocks and bonds of companies at reasonable prices and hold them for the long term. In order to do that, we conduct intensive research to try to determine a security's outlook and value.

ABNER: As portfolio counselors, we are generalists. Analysts are the specialists, so to speak, and their research provides the foundation for our investment decisions. We take a bottom-up approach, focusing on specific companies rather than sectors or countries. When we identify a promising company, we get to know that company inside and out. That requires a lot of time and effort and resources. Last year, Capital spent upwards of $100 million on research.

BOB: A major benefit for the ENDOWMENTS portfolios is that they have access to a research process and a body of knowledge that you might not expect to find associated with two funds of such modest size. On their own, the two portfolios could not sustain such an effort. The fact that the portfolios are managed byCapital is one of our biggest advantages.

OTHER INVESTMENT FIRMS CONDUCT RESEARCH. WHAT MAKES CAPITAL'S EFFORT DIFFERENT?

ABNER: The sheer depth of knowledge that we build about companies and industries, and about the interactions of the global economy is truly unusual. We do this with a hands-on, face-to-face, year-after-year approach that adds new information and expands upon the base that we already have.

KENT: It is a very thorough process. I spend about half of my time visiting companies and talking to their management teams and CEOs, their suppliers and their customers. I'll also attend industry conferences where several companies are represented. Trade shows are great sources of information. You can really kick the tires and talk to people at the middle level of a company. Middle level managers and engineers can give you a different perspective than you might get from senior management.

After that, at least 25% of my time is spent crunching the numbers, trying to figure out the long-term prospects for the company or the industry and if the stock is attractively valued. Another 25% is spent discussing the company with other analysts, and then summing up my analysis and writing a research report. And another 25% obviously includes talking to the portfolio counselors about the company and saying, "I think this stock is appropriate for this fund because$"

BOB: I think you're up to 125% of your time.

KENT: Well, that's about right! In any case, that should give an idea of all the steps that are involved.

JENNIFER: We follow much the same process on the fixed-income side. I'd say I spend about one week out of every month meeting with company management, making on-site visits and attending conferences as Kent mentioned. I think it's important to point out that, as a research organization, we have the critical size that gives us access to companies and allows us to arrange meetings with management. I would add that research is a continuous process, from the first identification of an opportunity until long after we've invested in a particular company. Our goal is not only to uncover new opportunities, but also to follow up on existing investments.

AS AN ANALYST, WHAT DO YOU LOOK FOR IN A POTENTIAL HOLDING?

KENT: In the final analysis, it's pretty simple: I'm looking for stocks in which we can make money for our shareholders. For the Growth and Income Portfolio in particular, that means companies selling at a reasonable price. That's why that 50% of my time spent interacting with the industry and the company and its people is so important. Understanding and trusting management - looking them in the eye and figuring out whether I would give them our shareholders' money or not - is a big part of the total decision-making process for me.

JENNIFER: When I look at companies, I'm trying to determine whether an opportunity is a good investment from a total return perspective. I'm a bond investor and I don't want to lose money. I'm more worried about something going wrong than I am about hitting a home run, and I want to protect our shareholders from the downside. I don't want to lose their money. I have a matrix I use where I rate a security on a number of factors. This helps me objectively evaluate the potential strengths and the potential risks. There are always risks. I'm looking for a situation where the potential strengths clearly outweigh the probable risks.

HOW IS RESEARCH SHARED AND COMMUNICATED?

JENNIFER: We commonly exchange ideas through meetings and conference calls that happen several times a week. At these meetings, analysts present their ideas or their impressions of recent meetings with companies or any relevant or important news out of their industries. Other people on the call or in the meeting will ask questions and a discussion ensues.

ABNER: To me, discussing investment ideas is more useful in a larger forum than in a one-on-one situation. In a meeting, you get the benefit of hearing the questions that other people ask. I can hear what intrigues or concerns another portfolio counselor, for instance, as well as the thoughts of analysts who maybe focus on industries other than what we're specifically talking about but whose experience in their industries can be helpful in analyzing the case at hand. So the meetings have a certain collegial benefit.

BOB: I have a timely example of another way in which analysts and portfolio counselors exchange ideas. Kent and I are going to be in Chicago on Monday seeing a company together, along with a few other people. Often a portfolio counselor and an analyst will meet with a company and do the fact-finding together. Each of us will come away from the company with different perspectives on what we heard, and that adds to our overall understanding of the company.

[photo of Jennifer Hinman]
[Begin Caption]
Jennifer Hinman
Fixed-Income Research Analyst
[End Caption]

[photo of Kent Lucas]
[Begin Caption]
Kent Lucas
Equity Research Analyst
[End Caption]

IN MEETINGS AND IN COMPANY VISITS, THERE SEEMS TO BE AN EMPHASIS ON HEARING DIFFERENT PERSPECTIVES. WHAT IS THE VALUE OF MULTIPLE VIEWPOINTS?

ABNER: Sharing information, bringing different perspectives to bear on an investment, allows us to evaluate an opportunity from all sides. One of the important advantages we have as fixed-income managers is the insight that we gain from our equity counterparts, and I hope the equity folks get some benefit from our perspective. While each brings his or her own perspective to bear, there are often times when an equity analyst and a fixed-income analyst make calls together either in person or over the phone.

BOB: That's true. Sometimes, that is the best way to evaluate a situation. Say you run across a company with a balance sheet that isn't burdened by excessive debt; the company might have some flexibility regarding how it utilizes its cash flow. We may have an equity analyst and a bond analyst at a meeting with management and we'll ask the question, "What are your priorities for your free cash flow?" The answer is going to mean something different to the equity analyst than it does to the bond analyst. If the company says that buying back stock is a higher priority than paying down debt, that may be positive for the stockholders but not bondholders. Conversely, if the company said they were going to suspend their stock repurchase program, pay down their debt and clean up their balance sheet, that might well have negative implications for the equity side but delight the bondholders.

JENNIFER: There are a number of advantages in being able to bring different perspectives to bear on an issue. Utility deregulation is a good example. With deregulation, the utility industry has undergone a wave of consolidation and restructuring. This process can create opportunities, some that may appeal to equity investors and others that are more attractive to fixed-income investors. So I work closely with our equity analysts who cover utilities. We're looking for the best way to profit from these changes in the industry, whether through stocks or bonds or both.

HOW DOES AN ANALYST'S RESEARCH GET INCORPORATED INTO THE GROWTH AND INCOME OR BOND PORTFOLIO?

KENT: There are a lot of ways that analysts have an impact on our funds. Obviously it can happen through our buy or sell recommendations, and the different perspectives that we can offer on our own industries or someone else's. But it's not just the analysts feeding information to the portfolio counselors. Information gathering is a two-way street here, and an ongoing process.

BOB: Most of the time, Kent's out there trying to figure out what's going on at companies and working on spreadsheets while I'm looking at what the outlook might be for certain industries. When portfolio counselors and analysts collaborate on an idea, we're putting together both halves of the story, so to speak. So when I or any of the other portfolio counselors invest the fund's assets in a security, the decision is based primarily on the work of analysts like Kent and Jennifer. But it also reflects my own view of how it fits into the overall structure of the portfolio.

HOW MANY RESEARCH ANALYSTS ARE INVOLVED WITH THE PORTFOLIOS?

BOB: All of the research analysts at Capital are involved. Ideas are not limited to one particular fund. Information has a knack for being useful in lots of different situations. So, in that way, the ENDOWMENTS portfolios have access to the knowledge and experience of more than 100 investment professionals, based in 11 offices around the world.

INDUSTRY DIVERSIFICATION                                                Percent of Net Assets

EQUITY SECURITIES
Banks                                                                                   5.89%
Pharmaceuticals                                                                           5.44
Insurance                                                                                 5.42
Electric Utilities                                                                        5.33
Food Products                                                                             3.72
Oil & Gas                                                                                 3.63
Multiline Retail                                                                          3.60
Machinery                                                                                 3.53
Diversified Telecommunication Services                                                    3.28
Communications Equipment                                                                  2.85
Specialty Retail                                                                          2.62
Media                                                                                     2.60
Computers & Peripherals                                                                   2.52
Diversified Financials                                                                    2.40
Aerospace & Defense                                                                       2.38
Semiconductor Equipment & Products                                                        2.10
Food & Drug Retailing                                                                     2.04
Commercial Services & Supplies                                                            2.03
Paper & Forest Products                                                                   1.79
Hotels, Restaurants & Leisure                                                             1.75
Tobacco                                                                                   1.72
Chemicals                                                                                 1.44
Health Care Providers & Services                                                          1.38
Auto Components                                                                           1.37
Personal Products                                                                         1.30
Health Care Equipment & Supplies                                                          1.25
Real Estate                                                                               1.25
Trading Companies & Distributors                                                          0.81
Beverages                                                                                 0.77
Household Products                                                                        0.70
Textiles & Apparel                                                                        0.58
Software                                                                                  0.39
Wireless Telecommunication Services                                                       0.34
Electrical Equipment                                                                      0.17
                                                                                         78.39

Equity securities in initial period of acquisition                                        2.83

Short-term securities                                                                    19.79

Excess of payables over cash and receivables                                              1.01

Net Assets                                                                            100.00%


                               Percent of
Ten Largest Holdings           Net Assets

Bristol-Myers Squibb                2.28%
Texas Instruments                    2.10
Wells Fargo                          1.89
J.C. Penney                          1.87
Philip Morris                        1.72
Texaco                               1.71
Bank of America                      1.57
AT&T                                 1.49
Albertson's                          1.34
Verizon Communications               1.33


                                                                       Shares or                Percent
                                                                       Principal        Market   of Net
EQUITY SECURITIES                                                   Amount (000)         Value   Assets

Banks  -  5.89%
Wells Fargo & Co.                                                          25,000   $ 1,151,500    1.89%
Bank of America Corp.                                                      15,000       954,300     1.57
National City Corp.                                                        25,000       803,000     1.32
Fulton Financial Corp.                                                     30,318       673,060     1.11
                                                                                      3,581,860     5.89

Pharmaceuticals  -  5.44%
Bristol-Myers Squibb Co.                                                   24,000     1,389,415     2.28
Schering-Plough Corp.                                                      15,000       585,750      .96
Merck & Co., Inc.                                                           8,000       543,840      .90
Pfizer Inc                                                                 10,000       412,200      .68
Johnson & Johnson                                                           7,000       378,700      .62
                                                                                      3,309,905     5.44

Insurance  -  5.42%
XL Capital Ltd., Class A                                                    8,000       614,000     1.01
Manulife Financial Corp. (Canada)                                          20,000       603,600      .99
Mercury General Corp.                                                      15,000       589,500      .97
Royal & Sun Alliance Insurance                                             80,000       564,427      .93
 Group PLC (United Kingdom)
Jefferson-Pilot Corp.                                                      10,000       475,100      .78
Allstate Corp.                                                             13,000       454,480      .74
                                                                                      3,301,107     5.42

Electric Utilities  -  5.33%
NSTAR                                                                      18,000       769,500     1.27
GPU, Inc.                                                                  20,000       724,800     1.19
Ameren Corp.                                                               15,000       589,350      .97
TXU Corp.                                                                  10,000       465,000      .76
Progress Energy, Inc.                                                      10,000       427,700      .70
FPL Group, Inc.                                                             5,000       270,000      .44
                                                                                      3,246,350     5.33

Food Products  -  3.72%
Wm. Wrigley Jr. Co.                                                        16,000       798,720     1.31
H.J. Heinz Co.                                                             15,000       648,150     1.07
General Mills, Inc.                                                        14,000       615,720     1.01
Sara Lee Corp.                                                             10,000       201,700      .33
                                                                                      2,264,290     3.72

Oil & Gas  -  3.63%
Texaco Inc.                                                                15,000     1,038,750     1.71
Pennzoil-Quaker State Co.                                                  60,000       673,200     1.11
BP PLC (ADR) (United Kingdom)                                              10,000       494,200      .81
                                                                                      2,206,150     3.63

Multiline Retail  -  3.60%
J.C. Penney Co., Inc.                                                      40,000     1,137,600     1.87
Dollar General Corp.                                                       28,250       554,547      .91
May Department Stores Co.                                                  15,000       498,000      .82
                                                                                      2,190,147     3.60

Machinery  -  3.53%
Caterpillar Inc.                                                           10,000       551,000      .91
Parker Hannifin Corp.                                                      10,000       447,000      .73
Ingersoll-Rand Co.                                                         10,000       436,800      .72
Illinois Tool Works Inc.                                                    6,000       378,000      .62
Deere & Co.                                                                 8,000       335,600      .55
                                                                                      2,148,400     3.53

Diversified Telecommunication Services  -  3.28%
AT&T Corp.                                                                 45,000       909,450     1.49
Verizon Communications Inc.                                                15,000       812,250     1.33
Telefonos de Mexico, SA de CV 4.25% convertible                              $220       277,457      .46
 debentures 2004 (Mexico)
                                                                                      1,999,157     3.28

Communications Equipment  -  2.85%
Corning Inc.                                                               39,000       610,740     1.00
Nokia Corp., Class A (ADR) (Finland)                                       28,000       610,680     1.00
Telefonaktiebolaget LM Ericsson,                                           90,000       482,400      .79
  Class B (ADR) (Sweden)
Lucent Technologies Inc.                                                    5,000        33,500      .06
                                                                                      1,737,320     2.85

Specialty Retail  -  2.62%
Gap, Inc.                                                                  25,000       682,750     1.12
Lowe's Companies, Inc.                                                     14,000       534,520      .88
Circuit City Stores, Inc. - Circuit City Group                             20,000       375,000      .62
                                                                                      1,592,270     2.62

Media  -  2.60%
Interpublic Group of Companies, Inc.                                       27,000       738,990     1.21
Gannett Co., Inc.                                                          10,000       670,300     1.10
Walt Disney Co.                                                             6,600       173,910      .29
                                                                                      1,583,200     2.60

Computers & Peripherals  -  2.52%
Hewlett-Packard Co.                                                        30,000       739,800     1.22
Compaq Computer Corp.                                                      35,000       522,900      .86
Dell Computer Corp.  /1/                                                   10,000       269,300      .44
                                                                                      1,532,000     2.52

Diversified Financials  -  2.40%
Freddie Mac                                                                 8,000       547,520      .90
Fannie Mae                                                                  5,800       482,850      .79
J.P. Morgan Chase & Co.                                                    10,000       433,000      .71
                                                                                      1,463,370     2.40

Aerospace & Defense  -  2.38%
Raytheon Co.                                                               25,000       722,000     1.19
Lockheed Martin Corp.                                                      15,000       594,300      .98
Rockwell Collins                                                            6,300       130,410      .21
                                                                                      1,446,710     2.38

Semiconductor Equipment & Products  -  2.10%
Texas Instruments Inc.                                                     37,000     1,276,500     2.10
                                                                                      1,276,500     2.10

Food & Drug Retailing  -  2.04%
Albertson's, Inc.                                                          25,000       818,250     1.34
Walgreen Co.                                                               12,500       421,250      .70
                                                                                      1,239,500     2.04

Commercial Services & Supplies  -  2.03%
Pitney Bowes Inc.                                                          18,000       723,600     1.19
Avery Dennison Corp.                                                       10,000       512,600      .84
                                                                                      1,236,200     2.03

Paper & Forest Products  -  1.79%
International Paper Co.                                                    15,000       612,900     1.01
Weyerhaeuser Co.                                                            8,000       477,840      .78
                                                                                      1,090,740     1.79

Hotels, Restaurants & Leisure  -  1.75%
McDonald's Corp.                                                           25,000       728,500     1.20
Carnival Corp.                                                             10,000       334,000      .55
                                                                                      1,062,500     1.75

Tobacco  -  1.72%
Philip Morris Companies Inc.                                               23,000     1,046,500     1.72
                                                                                      1,046,500     1.72

Chemicals  -  1.44%
PPG Industries, Inc.                                                        8,000       439,600      .72
International Flavors & Fragrances Inc.                                    15,000       436,950      .72
                                                                                        876,550     1.44

Health Care Providers & Services  -  1.38%
Aetna Inc.                                                                 15,000       423,150      .69
Service Corp. International  /1/                                           52,800       417,120      .69
                                                                                        840,270     1.38

Auto Components  -  1.37%
Goodyear Tire & Rubber Co.                                                 15,000       428,700      .71
TRW Inc.                                                                    9,100       402,675      .66
                                                                                        831,375     1.37

Personal Products  -  1.30%
Avon Products, Inc.                                                        17,000       788,630     1.30
                                                                                        788,630     1.30

Health Care Equipment & Supplies  -  1.25%
Becton, Dickinson and Co.                                                  22,000       760,320     1.25
                                                                                        760,320     1.25

Real Estate  -  1.25%
Equity Office Properties Trust                                             15,000       450,300      .74
Boston Properties, Inc.                                                     8,000       308,400      .51
                                                                                        758,700     1.25

Trading Companies & Distributors  -  0.81%
Genuine Parts Co.                                                          15,000       493,800      .81
                                                                                        493,800      .81

Beverages  -  0.77%
PepsiCo, Inc.                                                              10,000       466,300      .77
                                                                                        466,300      .77

Household Products  -  0.70%
Kimberly-Clark Corp.                                                        7,000       425,670      .70
                                                                                        425,670      .70

Textiles & Apparel  -  0.58%
NIKE, Inc., Class B                                                         7,400       351,870      .58
                                                                                        351,870      .58

Software  -  0.39%
Oracle Corp.  /1/                                                          13,000       235,040      .39
                                                                                        235,040      .39

Wireless Telecommunication Services  -  0.34%
AT&T Wireless Services, Inc. /1/                                           11,263       210,506      .34
                                                                                        210,506      .34

Electrical Equipment  -  0.17%
Rockwell Automation                                                         6,300       101,115      .17
                                                                                        101,115      .17

Miscellaneous  -  2.83%
Other equity securities in initial                                                    1,722,230     2.83
 period of acquisition
                                                                                      1,722,230     2.83

TOTAL EQUITY SECURITIES (cost: $46,104,408)                                          49,416,552    81.22



                                                                       Principal                Percent
                                                                          Amount        Market   of Net
SHORT-TERM SECURITIES                                                      (000)         Value   Assets

Corporate Short-Term Notes  -  16.35%
USAA Capital Corp. 3.70% due 8/10/01                                        1,200     1,198,766     1.97
Marsh & McLennan Companies,                                                 1,100     1,098,535     1.81
   Inc. 3.68% due 8/13/01 /2/
BellSouth Corp. 3.79% due 8/1/01 /2/                                        1,000       999,894     1.64
Equilon Enterprises LLC 3.70% due 8/7/01                                    1,000       999,280     1.64
American Express Credit Corp. 3.80% due 8/10/01                             1,000       998,942     1.64
Three Rivers Funding Corp. 3.73% due 8/23/01 /2/                            1,000       997,616     1.64
Corporate Asset Funding Co.                                                   800       797,450     1.31
   Inc. 3.70% due 8/31/01 /2/
Tribune Co. 3.68% due 8/29/01 /2/                                             700       697,924     1.15
Household Finance Corp. 3.65% due 8/2/01                                      660       659,866     1.08
Preferred Receivables Funding                                                 600       599,816      .99
   Corp. 3.67% due 8/3/01 /2/
Target Corp. 3.70% due 8/24/01                                                500       498,766      .82
Abbott Laboratories 3.68% due 8/10/01 /2/                                     400       399,591      .66
                                                                                      9,946,446    16.35

Federal Agency Discount Notes  -  3.44%

Fannie Mae 3.70%-3.72% due 8/15-8/22/01                                     1,505     1,502,094     2.47
Federal Home Loan Banks 3.74% due 8/10/01                                     589       588,387      .97
                                                                                      2,090,481     3.44


TOTAL SHORT-TERM SECURITIES (cost: $12,036,927)                                      12,036,927    19.79


TOTAL INVESTMENT SECURITIES (cost: $58,141,335)                                      61,453,479   101.01
Excess of payables over cash and receivables                                            612,118     1.01

NET ASSETS                                                                          $60,841,361  100.00%

/1/ Non-income-producing security.
/2/ Purchased in a private placement
transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

ADR = American Depositary Receipts

See Notes to Financial Statements


Companies added to the portfolio since January 31, 2001

AT&T Wireless Services
Avery Dennison
BP
Carnival
Corning
Dell Computer
Equity Office Properties Trust
FPL
J.P. Morgan Chase & Co.
Jefferson-Pilot
Johnson & Johnson
Manulife Financial
Oracle
Parker Hannifin
Progress Energy
Schering-Plough
Telefonaktiebolaget LM Ericsson
TXU


Companies eliminated from the portfolio since January 31, 2001

American International Group
AOL Time Warner
Apartment Investment and Management
Archstone Communities Trust
Bank of Tokyo-Mitsubishi
BANK ONE
Campbell Soup
Conoco
CSX
Fluor
HCC Insurance Holdings
Intel
Polaroid
Spieker Properties
TECO Energy
Trenwick Group
UnitedHealth Group
Vivendi Universal

Endowments, Bond Portfolio
Investment Portfolio, July 31, 2001

                                                                         Shares or                Percent
                                                                  Principal Amount        Market   of Net
BONDS, NOTES & PREFERRED STOCKS                                              (000)         Value   Assets

Banks  -  8.74%
HSBC Capital Funding LP: /1/ /2/ /3/
 Series 2, 10.176% noncumulative                                   $     400              512,212
  step-up perpetual preferred (undated)
 Series 1, 9.547% noncumulative                                          250              290,966    1.75%
  step-up perpetual preferred (undated)
BNP U.S. Funding LLC, Series A, 7.738%                                   375              395,183
 noncumulative preferred (undated) /1/ /3/
BNP Paribas Capital Trust, 9.003%                                        150              170,090     1.23
 noncumulative trust preferred (undated) /1/
Washington Mutual Bank, FA 6.875% 2011                                   250              257,663
Washington Mutual Finance 8.25% 2005                                     200              218,802     1.03
Abbey National PLC: /3/
 7.35% (undated)                                                         200              207,664
 6.70% (undated)                                                         200              196,842      .88
Standard Chartered Bank 8.00% 2031 /1/                                   375              393,964      .86
Barclays Bank PLC 7.375% (undated) /1/  /3/                              325              334,610      .73
NB Capital Corp. 8.35% exchangeable                                   10,000 Shares       260,600      .57
 depositary shares
SocGen Real Estate Co. LLC, Series A,                              $     250              255,955      .56
 7.64% (undated) /1/  /3/
UBS Preferred Funding Trust 1 8.622% (undated)                           125              139,436      .30
Regional Diversified Funding Ltd.                                        125              130,302      .28
 9.25% 2030 /1/
BCI U.S. Funding Trust I 8.01% noncumulative                             125              127,894      .28
 preferred (undated) /1/  /3/
Development Bank of Singapore                                            125              125,811      .27
 Ltd. 7.125% 2011 /1/
                                                                                        4,017,994     8.74

Utilities  -  5.89%
AES Drax Holdings Ltd., Series A,                                        250              281,032
 10.41% 2020 /4/
AES Ironwood, LLC 8.857% 2025 /4/                                        250              263,375     1.18
Commonwealth Edison Co. 6.95% 2018                                       300              286,341
Exelon Corp. 6.75% 2011                                                  125              128,072      .90
NiSource Finance Corp.:
 7.625% 2005                                                             250              266,363
 7.875% 2010                                                             125              136,466      .88
Edison Mission Holdings Co. 8.734% 2026 /4/                              300              292,425
Midwest Generation, LLC, Series B,                                       100               97,585      .85
 8.56% 2016 /4/
Israel Electric Corp. Ltd.: /1/
 7.75% 2027                                                              175              160,146
 7.95% 2011                                                              125              130,716      .63
Progress Energy, Inc. 7.10% 2011                                         250              261,113      .57
American Electric Power Co., Inc.,                                       250              252,553      .55
 Series A, 6.125% 2006
El Paso Corp. 7.80% 2031                                                 150              152,310      .33
                                                                                        2,708,497     5.89

Telecommunication Services  -  5.74%
France Telecom: /1/
 8.50% 2031                                                              400              436,132
 7.75% 2011                                                              150              157,883     1.29
AT&T Wireless Services, Inc. 7.875% 2011 /1/                             525              550,384     1.20
British Telecommunications PLC 8.125% 2010                               325              355,537      .77
CenturyTel, Inc., Series H, 8.375% 2010                                  250              266,991      .58
TELUS Corp. 8.00% 2011                                                   250              265,885      .58
Bell Atlantic Financial Services,                                        250              244,375      .53
 Inc. 4.25% convertible debentures 2005 /1/
Hellenic Telecommunications Organization                                  EURO 250        224,926      .49
 SA 2.00% exchangeable bonds 2005
Vodafone AirTouch PLC 7.75% 2010                                   $     125              135,568      .30
                                                                                        2,637,681     5.74

Transportation  -  4.46%
Jet Equipment Trust, Series 1994-A,                                      750              799,477     1.74
 Class B1,11.79% 2013 /1/
Continental Airlines, Inc.: /4/
 Series 2000-1, Class A-1, 8.048% 2020                                   243              265,805
 Series 1998-3, Class A-2, 6.32% 2008                                    125              124,317      .85
Northwest Airlines, Inc., Series 1999-3,                                 241              262,143      .57
 Class G, 7.935% 2019 /4/
US Airways, Inc., Series 2000-3G,                                        150              160,497      .35
 7.89% 2020 /4/
United Air Lines, Inc., Series 2000-1,                                   150              159,309      .35
 Class A-2, 7.73% 2010 /4/
America West Airlines, Inc.,                                             147              157,516      .34
 Series 2000-1, Class G, 8.057% 2020 /4/
Atlas Air, Inc., Pass Through Trusts,                                    118              120,994      .26
 Series 1998-1, Class A, 7.38% 2019 /4/
                                                                                        2,050,058     4.46

Materials  -  4.13%
Inco Ltd. 9.60% 2022                                                     700              699,468     1.52
Georgia-Pacific Corp. 8.125% 2011                                        425              435,132      .95
Scotia Pacific Co. LLC, Series B:
 Class A-3, 7.71% 2028                                                   250              192,500
 Class A-1, 6.55% 2028 /4/                                               187              188,819      .83
Equistar Chemicals LP 8.75% 2009                                         250              221,942      .48
BHP Finance Ltd. 8.50% 2012                                              145              163,141      .35
                                                                                        1,901,002     4.13

Media  -  3.13%
Fox/Liberty Networks, LLC, FLN Finance,                                  450              472,500     1.03
 Inc. 8.875% 2007
News America Holdings Inc. 7.75% 2045                                    386              368,595      .80
Liberty Media Corp.:
 8.25% 2030                                                              260              221,005
 7.875% 2009                                                             125              120,271      .74
Univision Communications Inc. 7.85% 2011 /1/                             125              129,200      .28
Cox Radio, Inc. 6.625% 2006                                              125              126,507      .28
                                                                                        1,438,078     3.13

Insurance  -  2.98%
ING Capital Funding Trust III                                            375              412,564
 8.439% (undated) /3/
ReliaStar Financial Corp. 8.00% 2006                                     125              137,472     1.19
Allstate Corp. 6.75% 2018                                                320              315,978      .69
Provident Companies, Inc. 7.00% 2018                                     300              285,009      .62
Royal & Sun Alliance Insurance                                           125              137,800      .30
 Group PLC 8.95% 2029
Conseco Financing Trust II, 8.70% 2026 /4/                               125               83,750      .18
                                                                                        1,372,573     2.98

Industrial Conglomerates  -  1.89%
Hutchison Whampoa International Ltd.                                     375              371,692      .81
 7.00% 2011 /1/
Wharf International Finance Ltd.,                                        250              258,072      .56
 Series A, 7.625% 2007
Swire Pacific Capital Ltd. 8.84% cumulative                           10,000 Shares       240,000      .52
 guaranteed perpetual capital securities /1/
                                                                                          869,764     1.89

Technology Hardware & Equipment  -  1.70%
Corning Inc. 0% convertible debentures 2015                        $     500              290,000      .63
Solectron Corp. 0% LYON convertible notes 2020                           600              255,000      .55
Analog Devices, Inc. 4.75% convertible                                   135              124,375      .27
 subordinated notes 2005
Motorola, Inc. 5.80% 2008                                                125              112,729      .25
                                                                                          782,104     1.70

Consumer Finance  -  1.67%
Household Finance Corp. 6.75% 2011                                       400              408,980      .89
Capital One Bank 8.25% 2005                                              200              211,578      .46
MBNA Corp., MBNA Capital B, Series B,                                    200              146,684      .32
 5.14% 2027 /3/
                                                                                          767,242     1.67

Health Care Equipment & Services  -  1.15%
Aetna Inc. 7.875% 2011                                                   400              396,948      .86
Columbia/HCA Healthcare Corp. 8.85% 2007                                 125              134,375      .29
                                                                                          531,323     1.15

Consumer Durables & Apparel  -  1.11%
VF Corp. 8.50% 2010                                                      250              269,578      .59
Hasbro, Inc. 7.95% 2003                                                  250              240,000      .52
                                                                                          509,578     1.11

Retailing  -  0.99%
J.C. Penney Co., Inc.:
 7.95% 2017                                                              200              168,000
 7.65% 2016                                                              200              164,000      .72
Federated Department Stores, Inc. 6.625% 2011                            125              123,279      .27
                                                                                          455,279      .99

Automobiles & Components  -  0.84%
Ford Motor Credit Co.:
 7.375% 2011                                                             125              131,663
 5.80% 2009                                                              125              119,406      .55
General Motors Acceptance Corp. 7.75% 2010                               125              135,017      .29
                                                                                          386,086      .84

Hotels, Restaurants & Leisure  -  0.84%
MGM Mirage Inc. 8.50% 2010                                               250              266,450      .58
Royal Caribbean Cruises Ltd. 8.75% 2011                                  125              118,925      .26
                                                                                          385,375      .84

Commercial Services & Supplies  -  0.83%
Cendant Corp. 7.75% 2003                                                 250              257,790      .56
Waste Management, Inc. 6.875% 2009                                       125              125,101      .27
                                                                                          382,891      .83

Capital Goods  -  0.78%
BAE SYSTEMS 2001 Pass Through Trust,                                     350              357,732      .78
 Series 2001, Class G, MBIA Insured,
 6.664% 2013 /1/  /4/
                                                                                          357,732      .78

Food & Drug Retailing  -  0.59%
Delhaize America, Inc. 8.125% 2011 /1/                                   250              270,638      .59
                                                                                          270,638      .59

Real Estate  -  0.58%
EOP Operating LP 8.10% 2010                                              125              135,559      .30
ProLogis Trust 7.05% 2006                                                125              130,116      .28
                                                                                          265,675      .58

Pharmaceuticals & Biotechnology  -  0.54%
Lilly Del Mar Inc. 5.499% 2029 /1//3/                                    250              250,013      .54
                                                                                          250,013      .54

Asset Backed Obligations /4/ -  5.02%
Airplanes Pass Through Trust,                                          1,166            1,134,995     2.47
 Class 1-C, 8.15% 2019
Pegasus Aviation Lease Securitization,                                   500              528,900     1.15
 Series 2000-1, Class A-2, 8.37% 2030 /1/
PP&L Transition Bond Co. LLC, Series 1999-1,                             250              267,995      .58
 Class A-7, 7.05% 2009
Puerto Rico Public Financing Corp.,                                      226              228,479      .50
 Series 1999-1, Class A, 6.15% 2008
Green Tree Financial Corp., Series 1996-5,                               246              149,711      .32
 Class B-2, 8.45% 2027
                                                                                        2,310,080     5.02

Collateralized Mortgage Obligations
 (Privately Originated)  /4/ -  6.93%
Morgan Stanley Capital I, Inc.,                                          500              513,573     1.12
 Series 1998-HF2, Class A-2, 6.48% 2030
GS Mortgage Securities Corp. II,
 Series 1998-C1: /3/
  Class D, 7.242% 2030                                                   250              250,265
  Class E, 7.242% 2030                                                   250              244,146     1.08
Chase Commercial Mortgage Securities Corp.,                              375              382,970      .83
 Series 1998-2, Class A-2, 6.39% 2030
L.A. Arena Funding, LLC, Series 1, Class A,                              325              338,112      .74
 7.656% 2026 /1/
Bear Stearns Commercial Mortgage Securities                              250              253,819      .55
 Inc., Series 2001-TOP2, Class A-2, 6.48% 2035
Structured Asset Securities Corp., Series                                223              237,746      .52
 1998-RF2, Class A, 8.535% 2027 /1/  /3/
CS First Boston Mortgage Securities Corp.,                               188              193,271      .42
 Series 1998-C1, Class A-1A, 6.26% 2040
Nomura Asset Securities Corp., Series 1998-D6,                           184              189,689      .41
 Class A-A1, 6.28% 2030
Residential Funding Mortgage Securities I,                               179              185,597      .40
 Inc., Series 2001-S1, Class A-1, 7.00% 2016
LB-UBS Commercial Mortgage Trust,                                        125              137,810      .30
 Series 2000-C3, Class A-2, 7.95% 2010
GMAC Commercial Mortgage Securities, Inc.,                               125              130,635      .28
 Series 1997-C1, Class A3, 6.869% 2007
DLJ Commercial Mortgage Corp., Series 1999-CG1,                          125              127,776      .28
 Class A1B, 6.46% 2009
                                                                                        3,185,409     6.93

Federal Agency Obligations - Mortgage
 Pass-Throughs /4/ -  13.45%
Government National Mortgage Assn.:
7.00% 2024 - 2031                                                      1,851            1,895,248
7.50% 2023 - 2030                                                        859              888,513
8.00% 2023 - 2031                                                      1,435            1,496,574
8.50% 2008                                                               125              131,149
10.00% 2019 - 2020                                                       385              429,318    10.52
Fannie Mae:
6.50% 2016 - 2031                                                        492              496,153
7.00% 2026 - 2031                                                        568              579,764
7.50% 2031                                                               224              230,010     2.84
Freddie Mac 8.75% 2008                                                    38               40,640      .09
                                                                                        6,187,369    13.45

Federal Agency Obligations - Collateralized
 Mortgage Obligations /3/ /4/ -  1.08%
Fannie Mae:
 Series 2001-20, Class C, 11.497% 2031                                   230              259,858
 Series 2001-4, Class GA,10.007% 2025                                    217              236,776     1.08
                                                                                          496,634     1.08

Federal Agency Obligations - Other  -  0.50%
Freddie Mac 5.75% 2010                                                    EURO 250        228,400      .50
                                                                                          228,400      .50

U.S. Treasury Obligations  -  18.25%
13.375% August 2001                                                $     500              501,795
11.625% November 2002                                                  1,640            1,802,212
11.125% August 2003                                                      400              455,688
11.625% November 2004                                                  1,765            2,155,224
6.875% May 2006                                                          750              823,005
3.375% January 2007 /5/                                                  813              825,739
10.375% November 2009                                                    400              471,376
8.875% August 2017                                                     1,000            1,355,780    18.25
                                                                                        8,390,819    18.25

Governments (excluding U.S. Government) &
 Governmental Authorities  -  0.32%
United Mexican States Government Eurobonds,                              125              148,938      .32
 Global, 11.375% 2016
                                                                                          148,938      .32

Taxable Municipal Obligations  -  0.29%
Public Building Commission of Chicago,                                   125              134,264      .29
 Special Obligation Taxable Ref. Bonds,
 Series 2001, 7.125% 2010
                                                                                          134,264      .29

TOTAL BONDS, NOTES & PREFERRED STOCKS                                                  43,421,496    94.42
 (cost: $43,045,236)



                                                                         Principal                Percent
                                                                            Amount        Market   of Net
SHORT-TERM SECURITIES                                                        (000)         Value   Assets

Corporate Short-Term Notes  -  4.32%
CIT Group, Inc. 3.91% due 8/1/01                                         690              689,925     1.50
Equilon Enterprises LLC 3.70% due 8/7/01                                 500              499,640     1.09
Target Corp. 3.70% due 8/24/01                                           500              498,766     1.08
Preferred Receivables Funding                                            301              300,160      .65
 Corp. 3.72% due 8/27/01 /1/

TOTAL SHORT-TERM SECURITIES (cost: $1,988,491)                                          1,988,491     4.32


TOTAL INVESTMENT SECURITIES (cost: $45,033,727)                                        45,409,987    98.74
Excess of cash and receivables over payables                                              577,547     1.26

NET ASSETS                                                                            $45,987,534  100.00%

/1/ Purchased in a private placement
 transaction; resale may be limited to
    qualified institutional buyers; resale
     to public may require registration.
/2/ Step bond; coupon rate will increase
 at a later date.
/3/ Coupon rate may change periodically.
/4/ Pass-through securities backed by a pool of
    mortgages or other loans on which
 principal payments are periodically made.
    Therefore, the effective maturities
    are shorter than the stated maturities.
/5/ Index-linked bond whose principal
 amount moves with a government
    retail price index.

See Notes to Financial Statements


ENDOWMENTS
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES                                            Growth
at July 31, 2001                                                           and Income            Bond
                                                                            Portfolio       Portfolio
Assets:
Investment securities at market
 (cost: $58,141,335 and $45,033,727, respectively)                        $61,453,479     $45,409,987
Cash                                                                           41,406          51,903
Receivables for -
 Sales of investments                                                         533,223         116,635
 Dividends and interest                                                        70,430         661,152
 Total Assets                                                              62,098,538      46,239,677

Liabilities:
Payables for -
 Purchases of investments                                                   1,205,594         211,431
 Management services                                                           25,373          14,495
 Other expenses                                                                26,210          26,217
 Total Liabilities                                                          1,257,177         252,143
Net Assets at July 31, 2001                                               $60,841,361     $45,987,534

 Shares of beneficial interest issued and
   outstanding -
  unlimited shares authorized
  Shares outstanding                                                        4,639,201       2,776,217
  Net asset value per share                                                    $13.11          $16.56



                                                                               Growth
STATEMENT OF OPERATIONS                                                    and Income            Bond
for the year ended July 31, 2001                                            Portfolio       Portfolio
Investment Income:
Income:
 Dividends                                                                 $1,126,020         $48,500
 Interest                                                                     570,792       3,074,988
 Total Income                                                               1,696,812       3,123,488

Expenses:
 Management services fee                                                      280,558         197,051
 Transfer agent fee                                                            27,560          27,517
 Reports to shareholders                                                       20,389          19,648
 Registration statement and prospectus                                         15,167          13,061
 Auditing fees                                                                 33,800          33,800
 Legal fees                                                                     7,209           7,209
 Trustees' meeting expenses                                                    10,856          10,856
 Custodian fee                                                                  1,277             869
 Other                                                                            396             370
 Total expenses before reimbursement                                          397,212         310,381
  Reimbursement of expenses                                                          -         14,904
  Net Expenses                                                                397,212         295,477
Net investment income                                                       1,299,600       2,828,011

Realized Gain (Loss) and Unrealized
 Appreciation on Investments:
Net realized gain (loss)                                                      761,840         (24,437)
Net unrealized appreciation on investments                                  7,182,607       1,860,092
 Net realized gain (loss) and
  unrealized appreciation
  on investments                                                            7,944,447       1,835,655
Net Increase in Net Assets Resulting
 from Operations                                                           $9,244,047      $4,663,666









ENDOWMENTS - GROWTH AND INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                           Year Ended July 31
                                                                                  2001            2000
Operations:
Net investment income                                                      $1,299,600      $1,494,807
Net realized gain on investments                                              761,840       3,286,983
Net unrealized appreciation (depreciation)
 on investments                                                             7,182,607      (6,415,185)
 Net increase (decrease) in net assets
  resulting from operations                                                 9,244,047      (1,633,395)

Dividends and Distributions Paid to Shareholders:
Dividends from net investment income                                       (1,493,483)     (1,343,521)
Distributions from net realized gain on investments                        (2,566,450)     (4,153,742)
  Total dividends and distributions                                        (4,059,933)     (5,497,263)

Capital Share Transactions:
Proceeds from shares sold: 561,627 and                                      7,082,726       5,564,786
 468,897 shares, respectively
Proceeds from shares issued in reinvestment
 of net investment income dividends and distributions
 of net realized gain on investments: 292,796 and                           3,626,853       5,051,873
 432,522 shares, respectively
Cost of shares repurchased: 401,624 and                                    (5,054,523)     (5,046,798)
 421,677 shares, respectively
 Net increase in net assets resulting
  from capital share transactions                                           5,655,056       5,569,861
Total Increase (Decrease) in Net Assets                                    10,839,170      (1,560,797)

Net Assets:
Beginning of year                                                          50,002,191      51,562,988
End of year (including
 undistributed net investment
 income: $39,297 and $250,213,
 respectively)                                                            $60,841,361     $50,002,191


See Notes to Financial Statements

ENDOWMENTS - BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                           Year Ended July 31
                                                                                  2001            2000
Operations:
Net investment income                                                      $2,828,011      $2,308,614
Net realized loss on investments                                              (24,437)       (725,335)
Net unrealized appreciation
 on investments                                                             1,860,092          16,577
 Net increase in net assets
  resulting from operations                                                 4,663,666       1,599,856

Dividends and Distributions Paid to Shareholders:
Dividends from net investment income                                       (2,793,912)     (2,288,482)
Distributions from net realized gain on investments                                  -        (23,049)
 Total dividends and distributions                                         (2,793,912)     (2,311,531)

Capital Share Transactions:
Proceeds from shares sold: 765,923 and                                     12,389,292       5,334,660
 335,621 shares, respectively
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on                                      1,840,463       1,177,970
 investments: 114,604 and 74,919 shares,
 respectively
Cost of shares repurchased: 123,888 and                                    (1,995,930)     (5,355,440)
 335,150 shares, respectively
 Net increase in net assets resulting
  from capital share transactions                                          12,233,825       1,157,190
Total Increase in Net Assets                                               14,103,579         445,515

Net Assets:
Beginning of year                                                          31,883,955      31,438,440
End of year (including
 undistributed net investment
 income: $203,607 and $173,877,
 respectively)                                                            $45,987,534     $31,883,955


See Notes to Financial Statements


Endowments
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with preservation of capital.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the trust in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the trust to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the trust will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security. The funds do not amortize premiums on fixed-income securities.

On August 1, 2001, the funds will begin amortizing premium on fixed-income securities to conform with a recent change in generally accepted accounting principles for mutual funds. Adopting this change will not impact the funds' net asset value but will result in changes to the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. These adjustments will be based on the fixed-income securities held by the funds on August 1, 2001. Because the funds determine their required distributions under federal income tax laws, adoption of this principle will not affect the amount of distributions paid to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend income is recorded net of non-U.S. taxes paid. For the year ended July 31, 2001, non-U.S. taxes paid by Growth and Income Portfolio were $5,155.

CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends and other receivables and payables, on a book basis, were $1,337 for Growth and Income Portfolio for the year ended July 31, 2001. Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $4,369 for Bond Portfolio for the year ended July 31, 2001.

3. FEDERAL INCOME TAXATION

The funds comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and intend to distribute all of their net taxable income and net capital gains for the fiscal year. As regulated investment companies, the funds are not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the funds.
As of July 31, 2001, the cost of investment securities for book and federal income tax reporting purposes for Growth and Income Portfolio was $58,141,335. Net unrealized appreciation on investments aggregated $3,312,144; $6,560,812 related to appreciated securities and $3,248,668 related to depreciated securities. The cost of investment securities for federal income tax reporting purposes for Bond Portfolio was $45,066,227. Net unrealized appreciation on investments aggregated $376,260; $1,341,399 related to appreciated securities and $965,139 related to depreciated securities. For the year ended July 31, 2001, the Growth and Income Portfolio realized tax basis net capital gains of $778,873. For the year ended July 31, 2001, Bond Portfolio realized tax basis net capital losses of $505,754. Bond Portfolio had available at July 31, 2001, a net capital loss carryforward totaling $845,603 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. Bond Portfolio will not make distributions from capital gains while a capital loss carryforward remains. Bond Portfolio has recognized, for tax purposes, capital losses totaling $488,196 which were realized during the period November 1, 1999 through July 31, 2000. In addition, the fund has deferred, for tax purposes, to fiscal year ending July 31, 2002, the recognition of capital losses totaling $2,510 which were realized during the period November 1, 2000 through July 31, 2001. Net losses related to non-U.S. currency transactions of $4,369 were treated as ordinary income for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $280,558 and $197,051 for Growth and Income Portfolio and Bond Portfolio, respectively, for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on an annual rate of 0.50% of the first $150 million of average daily net assets and 0.40% of such assets in excess of $150 million.
The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs and extraordinary expenses. Fee reductions were $14,904 for Bond Portfolio for the year ended July 31, 2001.

TRANSFER AGENT FEE - A fee of $27,560 and $27,517 for Growth and Income Portfolio and Bond Portfolio, respectively, was incurred during the year ended July 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the funds. As of July 31, 2001, aggregate transfer agent fees payable to AFS were $2,100 for each fund.

AFFILIATED TRUSTEES AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS is a wholly owned subsidiary of CRMC. Officers of the trust and certain Trustees are or may be considered to be affiliated with CRMC and AFS. No such persons received any remuneration directly from the funds.
No fees were paid by the funds to its unaffiliated Trustees. The unaffiliated Trustees were reimbursed by the trust for expenses incurred while traveling to fund meetings.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

For the year ended July 31, 2001, Growth and Income Portfolio and Bond Portfolio made purchases of investment securities of $24,043,920 and $29,150,198, and sales of investment securities of $22,864,613 and $17,263,437, respectively. Short-term securities transactions were excluded.
Pursuant to the custodian agreement, the funds receive credits against their custodian fees for imputed interest on certain balances with the custodian bank. For the year ended July 31, 2001, the custodian fees of $1,277 and $869 for Growth and Income Portfolio and Bond Portfolio, respectively, were paid by these credits rather than in cash.

For the year ended July 31, 2001, Growth and Income Portfolio and Bond Portfolio reclassified $17,033 and $4,369, respectively, from undistributed net investment income to undistributed net realized gains to reflect permanent differences between book and tax reporting.
As of July 31, 2001, net assets consisted of the following:

                                                                    Growth and Income            Bond
                                                                            Portfolio       Portfolio
Capital paid in on shares of beneficial interest                          $56,714,699     $46,255,393
Undistributed net investment income                                            39,297         203,607
Undistributed net realized gain and accumulated                               775,221        (848,113)
 net realized loss
Net unrealized appreciation                                                 3,312,144         376,647
Net assets                                                                $60,841,361     $45,987,534


Endowments - Growth and Income Portfolio
Per-Share Data and Ratios



                                                                      Year   ended   July 31
                                                              2001     2000      1999      1998     1997
Net Asset Value, Beginning of Year                         $11.94   $13.91    $12.09    $22.66   $18.61

 Income from Investment Operations:
  Net investment income                                   .30 /1/      .37       .37       .51      .56

  Net gains (losses) on securities                       1.81 /1/     (.89)     1.79      1.16     6.04
   (both realized and unrealized)

   Total from investment operations                          2.11     (.52)     2.16      1.67     6.60

 Less Distributions:
  Dividends (from net investment income)                     (.34)    (.34)     (.34)     (.57)    (.55)

  Distributions (from capital gains)                         (.60)   (1.11)         -   (11.67)   (2.00)

   Total distributions                                       (.94)   (1.45)     (.34)   (12.24)   (2.55)

Net Asset Value, End of Year                               $13.11   $11.94    $13.91    $12.09   $22.66

Total Return                                                18.23%  (3.31)%    18.21%     9.05%   38.40%

Ratios/Supplemental Data:

 Net assets, end of year (in millions)                        $61      $50       $52       $43      $48

 Ratio of expenses to average net assets                      .71%     .73% .75% /2/  .75% /2/      .74%

 Ratio of net income to average net assets                   2.32%    3.03%     2.90%     2.69%    2.73%

 Portfolio turnover rate                                    49.30%   60.05%    52.36%    48.59%   50.69%

/1/ Based on average shares outstanding.
/2/ Had CRMC not waived management
    services fees, the fund's expense
    ratio would have been 0.79% and 0.89%
    for the fiscal years ended 1999
    and 1998, respectively.


Endowments - Bond Portfolio
Per-Share Data and Ratios



                                                                    Year    ended  July 31
                                                           2001      2000      1999      1998      1997
Net Asset Value, Beginning of Year                      $15.79    $16.17    $16.93    $17.17    $16.63

 Income from Investment Operations:
  Net investment income                               1.16 /1/      1.16      1.14      1.19      1.21

  Net gains (losses) on securities                    0.77 /1/      (.37)     (.84)     (.09)      .52
   (both realized and unrealized)

   Total from investment operations                       1.93       .79       .30      1.10      1.73

 Less Distributions:
  Dividends (from net investment income)                 (1.16)    (1.16)    (1.06)    (1.34)    (1.19)

  Distributions (from capital gains)                          -     (.01)         -         -         -

   Total distributions                                   (1.16)    (1.17)    (1.06)    (1.34)    (1.19)

Net Asset Value, End of Year                            $16.56    $15.79    $16.17    $16.93    $17.17

Total Return                                             12.67%     5.13%     1.75%     6.70%    10.83%

Ratios/Supplemental Data:

 Net assets, end of year (in millions)                     $46       $32       $31       $29       $33

 Ratio of expenses to average net assets              .75% /2/  .75% /2/  .75% /2/  .75% /2/  .75% /2/

 Ratio of net income to average                           7.18%     7.31%     6.84%     6.87%     7.04%
   net assets

 Portfolio turnover rate                                 47.86%    58.93%    53.66%    50.40%    22.18%

/1/ Based on average shares outstanding.
/2/ Had CRMC not waived management
    services fees, the fund's expense
    ratio would have been 0.79%, 0.86%,
    0.95%, 1.08%, and 0.85% for the
    fiscal years ended 2001, 2000,
    1999, 1998, and 1997, respectively.


Independent Auditors' Report

To the Board of Trustees and Shareholders of Endowments:

We have audited the accompanying statements of assets and liabilities of Endowments (the "trust"), comprising, respectively, the Growth and Income Portfolio and the Bond Portfolio, including the investment portfolios, as of July 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Endowments as of July 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE AND TOUCHE, LLP

Los Angeles, California
September 6, 2001


ENDOWMENTS

BOARD OF TRUSTEES

ROBERT B. EGELSTON
Los Angeles, California
Former Chairman of the Board,
The Capital Group Companies, Inc.
213/486-9444

FRANK L. ELLSWORTH, PH.D.
Los Angeles, California
President of the Trust
Vice President, Capital Research
and Management Company
213/486-9560

STEVEN D. LAVINE, PH.D.
Valencia, California
President, California Institute of the Arts
661/255-1050

JOSEPH M. LUMARDA
Los Angeles, California
Executive Vice President of External Relations,
California Community Foundation
213/413-4130

PATRICIA A. MCBRIDE
Dallas, Texas
Chief Financial Officer, Cosmetic and
Maxillofacial Surgery Center
214/368-0268

GAIL L. NEALE
Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the
Salzburg Seminar
802/658-5674

ROBERT G. O'DONNELL
San Francisco, California
Chairman of the Board of the Trust
Senior Vice President and Director,
Capital Research and Management Company
415/393-7120

CHARLES R. REDMOND
Los Angeles, California
Former Chairman of the Board, Pfaffinger
Foundation; former President and Chief Executive
Officer, Times Mirror Foundation; former Executive
Vice President and Member of the Management
Committee, The Times Mirror Company
213/237-3977

THOMAS E. TERRY
Los Angeles, California
Consultant; former Vice President and Secretary,
Capital Research and Management Company
213/486-9410

ROBERT C. ZIEBARTH
Ketchum, Idaho
Management Consultant, Ziebarth Company
208/725-0535

OTHER OFFICERS

ABNER D. GOLDSTINE
Los Angeles, California
Senior Vice President of the Trust
Senior Vice President and Director,
Capital Research and Management Company

CLAUDIA P. HUNTINGTON
Los Angeles, California
Senior Vice President of the Trust
Senior Vice President,
Capital Research and Management Company

JOHN H. SMET
Los Angeles, California
Senior Vice President of the Trust
Senior Vice President,
Capital Research and Management Company

GREGORY D. JOHNSON
Los Angeles, California
Vice President of the Trust
Vice President, Capital Research Company

PATRICK F. QUAN
San Francisco, California
Vice President and Secretary of the Trust
Vice President - Fund Business Management
Group, Capital Research and Management Company

KRISTA JOHNSON
Los Angeles, California
Assistant Vice President of the Trust
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

SUSI M. SILVERMAN
Brea, California
Treasurer of the Trust
Vice President - Fund Business Management
Group, Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Assistant Treasurer of the Trust
Vice President - Fund Business Management
Group, Capital Research and Management Company

OFFICE OF THE TRUST
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 7650
San Francisco, California 94120-7650
135 South State College Boulevard
Brea, California 92821-5823

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
270 Park Avenue
New York, New York 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 Grand Avenue
Los Angeles, California 90071-3462

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF ENDOWMENTS, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUNDS.

For more information about any of the American Funds, please ask your investment professional for a prospectus.

Printed on recycled paper
Litho in USA SWD/PL/5273
(c)2001 Endowments
Lit. No. ENDI-BENDI-011-0901 (NLS)


THE CAPITAL GROUP COMPANIES
Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds